UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 11, 2020

LINCOLN EDUCATIONAL SERVICES CORPORATION
(Exact Name of Registrant as Specified in Charter)

New Jersey	000-51371	57-1150621
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Executive Drive, Suite 340, West Orange, New Jersey 07052
(Address of Principal Executive Offices) (Zip Code) Registrant’s telephone number, including area code: (973) 736-9340 Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.01 Par Value	LINC	NASDAQ

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Expansion of the Board

By unanimous action of the Board of Directors of Lincoln Educational Services Corporation (the “Company”), on March 11, 2020, the Board of Directors, upon the recommendation of the Nominating and Corporate Governance Committee, determined to expand the size of the Board from eight members to nine members.

Appointment of New Director

Also, on March 11, 2020, by unanimous action of the Board of Directors of the Company, also upon the recommendation of the Nominating and Corporate Governance Committee, the Board appointed Kevin M. Carney to fill the newly-created directorship resulting from the expansion in the size of the Board of Directors from eight members to nine members such appointment to be effective immediately, but has not yet determined to which committees of the Board Mr. Carney will be appointed. Upon the recommendation of the Nominating and Corporate Governance Committee, the Board determined that Mr. Carney is independent under the rules of The NASDAQ Stock Market.

Mr. Carney recently retired as Executive Vice President and Chief Financial Officer of Web.com Group, Inc. (formerly a NASDAQ listed company).  Mr. Carney joined the founding management team of Web.com in 1998 and served as its Chief Financial Officer through 2018.  Since retiring from Web.com, Mr. Carney has been providing consulting services, specializing in mergers and acquisitions.  Prior to Web.com, Mr. Carney was Director of Finance and Chief Financial Officer of The Carlyle Group and Carlyle International, respectively, from 1990 through 1994, and, prior to that, as Director of Mergers and Acquisitions at Manor Care, Inc. (formerly a NYSE listed company).  He began his career as an auditor with Arthur Andersen & Co., was a Certified Public Accountant, and holds a B.S. in Accounting and Finance from Boston College.  Mr. Carney’s extensive accounting, financial and executive management experience in both financial and technology industries positions him well to serve as a member of our Board.

The expansion of the Board of Directors and the appointment of Mr. Carney were affected as part of the Company’s corporate governance planning.

There are no arrangements or understandings between Mr. Carney and any other person pursuant to which he was selected as a director nor are there any disclosable arrangements under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINCOLN EDUCATIONAL SERVICES CORPORATION

Date: March 13, 2020

By:	/s/ Brian K. Meyers
Name:	Brian K. Meyers
Title:	Executive Vice President, Chief Financial Officer and Treasurer